EXHIBIT 10(l)

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                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


     The term of the Employment Agreement between CEL-SCI Corporation and Maximilian de Clara is extended to August 30, 2016.



Dated:  August 30, 2013             CEL-SCI CORPORATION


                                    By   /s/ Geert R. Kerston
                                         ----------------------------
                                         Geert R. Kersten, Chief Executive
                                         Officer


                                         /s/ Maximilian de Clara
                                         ----------------------------
                                         Maximilian de Clara